UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

June 9, 2014
Date of Report (Date of earliest event reported)

FIRST COMMUNITY BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-19297	55-0694814
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 989 Bluefield, Virginia	24605-0989
(Address of principal executive offices)	(Zip Code)

(276) 326-9000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement

On June 9, 2014, First Community Bank, the wholly-owned subsidiary of First Community Bancshares, Inc., entered into a Purchase and Assumption Agreement with Bank of America, National Association for the acquisition of seven branches located in Virginia and North Carolina. The seven branches currently have deposit totals of approximately $448 million. A copy of the press release describing this transaction is attached to this filing as Exhibit 99.1. Subject to regulatory approval and the satisfaction of customary closing conditions, the transaction is expected to close in the fourth quarter of 2014.

The foregoing description of the agreements relating to this transaction does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement and accompanying documents, attached as Exhibits 99.3 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

On June 10, 2014, First Community Bancshares, Inc. released a presentation related to the branch acquisition. A copy of the presentation is attached hereto as Exhibit 99.2 and is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for any purpose.

Item 8.01	Other Events

On June 10, 2014, First Community Bancshares, Inc. issued a press release relating to the branch acquisition. A copy of the press release is attached hereto as Exhibit 99.1 and is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for any purpose.

Item 9.01	Financial Statements and Exhibits.

(d)	The following exhibits are included with this report:

Exhibit No.	Exhibit Description
99.1	Press Release, dated June 10, 2014, issued by First Community Bank
99.2	Deposit Acquisition Summary
99.3	Purchase and Assumption Agreement dated as of June 9, 2014, between Bank of America, National Association and First Community Bank

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are based on current expectations that involve risks, uncertainties, and assumptions. Should one or more of these risks or uncertainties materialize or should underlying assumptions prove incorrect, actual results may differ materially. These risks include: changes in business or other market conditions; the timely development, production and acceptance of new products and services; the challenge of managing asset/liability levels; the management of credit risk and interest rate risk; the difficulty of keeping expense growth at modest levels while increasing revenues; and other risks detailed from time to time in First Community Bancshares, Inc.’s Securities and Exchange Commission reports, including but not limited to the Annual Report on Form 10-K for the most recent year ended. Pursuant to the Private Securities Litigation Reform Act of 1995, the Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FIRST COMMUNITY BANCSHARES, INC.

Date:	June 10, 2014	By:	/s/ David D. Brown
David D. Brown
Chief Financial Officer